EXHIBIT 99.1

Priority Investor Inquiries:
Chris Kettmann
ckettmann@lincolnchurchilladvisors.com
(773) 497-7575

Priority Technology Holdings, Inc. Announces Fourth Quarter and Full Year 2021 Financial Results

Strong Fourth Quarter Financial Performance with Diversified Growth

ALPHARETTA, GA - March 16, 2022 -- Priority Technology Holdings, Inc. (NASDAQ: PRTH) ("Priority" or the "Company"), a leading payments technology company helping customers collect, store and send money, today announced its fourth quarter and full year 2021 financial results including strong year-over-year diversified revenue growth.
Highlights of Consolidated Results
Fourth Quarter 2021, Compared with Fourth Quarter 2020
Financial highlights of the fourth quarter of 2021 compared with the fourth quarter of 2020, are as follows:
•Revenue of $144.0 million increased 35.7% from $106.1 million.
•Gross profit (a non-GAAP measure1) of $48.7 million increased 49.8% from $32.5 million.
•Gross profit margin (a non-GAAP measure1) of 33.8% increased 320 basis points from 30.6%.
•Operating income of $12.9 million increased 108.1% from $6.2 million.
•Adjusted EBITDA (a non-GAAP measure1) of $32.9 million increased 80.8% from $18.2 million.
•Net debt1 of $611.6 million decreased $19.9 million from net debt of $631.5 million at September 30, 2021.
Full Year 2021, Compared with Full Year 2020
Financial highlights of the full year 2021 compared with the full year 2020, are as follows:
•Revenue of $514.9 million increased 27.4% from $404.3 million.
•Gross profit (a non-GAAP measure1) of $155.0 million increased 22.0% from $127.0 million.
•Gross profit margin (a non-GAAP measure1) of 30.1% decreased 130 basis points from 31.4%.
•Operating income of $33.1 million increased 58.4% from $20.9 million.
•Adjusted EBITDA (a non-GAAP measure1) of $96.3 million increased 37.0% from $70.3 million.

1See "Non-GAAP Financial Measures" and the reconciliations of Gross Profit, Gross Profit Margin, Adjusted EBITDA and Net Debt, to their most comparable GAAP measures provided below for additional information.

"Our financial performance for the quarter and the year reflects the strength we anticipated and expect to achieve in the months and quarters ahead. We have built a one of a kind technology and operating platform to collect, store and send money to power modern commerce networks," said Tom Priore, Chairman and CEO of Priority. "We remain laser focused on successfully delivering solutions to the SMB, B2B and Enterprise payment segments to create value for our growing network of partners and our shareholders."
Full Year 2022 Financial Guidance
Our outlook is strong, which is reflected in our full-year 2022 guidance.
•Revenue is forecasted to range between $650 million to $665 million, a growth rate of 26% to 29%.
•Adjusted EBITDA (a non-GAAP measure) is forecasted to range between $145 million to $150 million, a growth rate of 51% to 56%.
Conference Call
Priority Technology Holdings, Inc.'s leadership will host a conference call on Thursday, March 17, 2022 at 11:00 a.m. EDT to discuss its fourth quarter and full year 2021 financial results. Participants can access the call by Phone: US/Canada: (877) 501-3161 or International: (786) 815-8443.
The Internet webcast link and accompanying slide presentation can be accessed at https://edge.media-server.com/mmc/p/fjwjueo3 and will also be posted in the "Investor Relations" section of the Company's website at www.PRTH.com.
An audio replay of the call will be available shortly after the conference call until March 24, 2022 at 1:30 p.m. EDT. To listen to the audio replay, dial (855) 859-2056 or (404) 537-3406 and enter conference ID number 5278395. Alternatively, you may access the webcast replay in the "Investor Relations" section of the Company's website at www.PRTH.com.
Non-GAAP Financial Measures
This communication includes certain non-GAAP financial measures that we regularly review to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions. We believe these non-GAAP measures help to illustrate the underlying financial and business trends relating to our results of operations and comparability between current and prior periods. We also use these non-GAAP measures to establish and monitor operational goals. However, these non-GAAP measures are not superior to or a substitute for prominent measurements calculated in accordance with GAAP. Rather, the non-GAAP measures are meant to be a complement to understanding measures prepared in accordance with GAAP.

Gross Profit and Gross Profit Margin
The Company's non-GAAP gross profit metric represents revenues less costs of services. Gross profit margin is gross profit divided by revenues. We review these non-GAAP measures to evaluate our underlying profit trends. The reconciliation of gross profit to its most comparable GAAP measure is provided below:

	(in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020

Revenues	$ 144,048	$ 106,091	$ 514,901	$ 404,342
Costs of services	(95,358)	(73,641)	(359,885)	(277,374)
Gross profit	$ 48,690	$ 32,450	$ 155,016	$ 126,968
Gross Profit Margin	33.8%	30.6%	30.1%	31.4%
EBITDA and Adjusted EBITDA

EBITDA and adjusted EBITDA are performance measures. EBITDA is earnings before interest, income tax, and depreciation and amortization expenses ("EBITDA"). Adjusted EBITDA begins with EBITDA but further excludes certain non-cash costs, such as stock-based compensation and the write-off of the carrying value of investments or other assets, as well as debt extinguishment and modification expenses and other expenses and income items considered non-recurring, such as acquisition integration expenses, certain professional fees, and litigation settlements. We review the non-GAAP adjusted EBITDA measure to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions.

The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below:

	(in thousands)
	Three Months Ended December 31,		Years Ended December 31,
	2021	2020	2021	2020

Net (loss) income	$ 14,094	$ (1,004)	$ 1,389	$ 25,661
Interest expense	11,877	9,385	36,485	44,839
Income tax (benefit) expense	(5,307)	(2,020)	(5,258)	10,899
Depreciation and amortization	17,574	9,889	49,697	40,775
EBITDA	38,238	16,250	82,313	122,174
Debt extinguishment and modification	—	—	8,322	1,899
Gain on sale of business and investment	(7,643)	—	(7,643)	(62,091)
Write-off of equity method investment	—	—	—	211
Selling, general and administrative	1,403	1,180	10,089	5,710
Non-cash stock-based compensation	864	803	3,213	2,430
Adjusted EBITDA	$ 32,862	$ 18,233	$ 96,294	$ 70,333

Further detail of certain of these adjustments, and where these items are recorded in our consolidated statements of operations, is provided below:

	(in thousands)
	Three Months Ended December 31,		Years Ended December 31,
	2021	2020	2021	2020	Segment
Selling, general and administrative expenses:
Legal, professional, accounting and consulting fees	$ 170	$ 419	$ 7,291	$ 1,222	Corporate
Acquisition transaction services	—	(119)	69	2,628	Enterprise
Other expense, net	1,233	—	2,729	—	Corporate
Intangible carrying value adjustment	—	773	—	1,753	SMB
Change in fair value of contingent consideration	—	(360)	—	(360)	SMB
Write-down of note receivable	—	467	—	467	SMB
	$ 1,403	$ 1,180	$ 10,089	$ 5,710

Consolidated Total Debt at December 31, 2021:
Term Facility	$ 616,900
Revolving Credit Facility	15,000
631,900
Less unrestricted cash	(20,300)
Consolidated Net Debt	$ 611,600

Priority does not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for various cash and non-cash reconciling items that would be difficult to predict with reasonable accuracy. For example, stock-based compensation expense would be difficult to estimate because it depends on the Company's future hiring and retention needs, as well as the future fair market value of the Company's common stock, all of which are difficult to predict and subject to constant change. As a result, the Company does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Company's outlook.

About Priority Technology Holdings, Inc.

Priority is a payments powerhouse driving the convergence of payments and banking. The company has built a single platform to collect, store, and send money that operates at scale. We help our customers take and make payments while managing business and consumer operating accounts to monetize payment networks. Our tailored, agile technology powers high-value, payments products bolstered by our industry-leading personalized support. Additional information can be found at www.PRTH.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as "may," "will," "should," "anticipates," "believes," "expects," "plans," "future," "intends," "could," "estimate," "predict," "projects," "targeting," "potential" or "contingent," "guidance," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, our 2022 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our most recent Annual Report on Form 10-K filed with the SEC on March 16, 2022. These filings are available online at www.sec.gov or www.PRTH.com.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

Priority Technology Holdings, Inc.
Consolidated Statements of Operations

(in thousands, except per share amounts)	Three Months Ended December 31,		Years Ended December 31,
	2021	2020	2021	2020
Revenues	$ 144,048	$ 106,091	$ 514,901	$ 404,342
Operating expenses
Costs of services	95,358	73,641	359,885	277,374
Salary and employee benefits	12,010	9,812	43,818	39,507
Depreciation and amortization	17,574	9,889	49,697	40,775
Selling, general and administrative	6,195	6,520	28,408	25,825
Total operating expenses	131,137	99,862	481,808	383,481
Operating income	12,911	6,229	33,093	20,861
Other (expenses) income
Interest expense	(11,877)	(9,385)	(36,485)	(44,839)
Debt extinguishment and modification costs	—	—	(8,322)	(1,899)
Gain on sale of business and investment	7,643	—	7,643	107,239
Other income, net	110	182	202	596
Total other (expenses) income, net	(4,124)	(9,203)	(36,962)	61,097
Income (loss) before income taxes	8,787	(2,974)	(3,869)	81,958
Income tax (benefit) expense	(5,307)	(2,020)	(5,258)	10,899
Net income (loss)	14,094	(954)	1,389	71,059
Less: Dividends and accretion attributable to redeemable senior preferred stockholders	(8,285)	—	(18,009)	—
Less: NCI preferred unit redemptions, net of deferred tax benefit	2,756	—	(8,021)	—
Less: Net income attributable to redeemable and redeemed NCIs	—	(50)	—	(45,398)
Net income (loss) attributable to common stockholders	$ 8,565	$ (1,004)	$ (24,641)	$ 25,661

Earnings (loss) per common share:
Basic	$ 0.11	$ (0.01)	$ (0.34)	$ 0.38
Diluted	$ 0.11	$ (0.01)	$ (0.34)	$ 0.38

Weighted-average common shares outstanding:
Basic	78,467	67,288	71,902	67,158
Diluted	79,013	67,532	71,902	67,263

Priority Technology Holdings, Inc.
Consolidated Balance Sheets

(in thousands)
	December 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$ 20,300	$ 9,241
Restricted cash	28,859	78,879
Accounts receivable, net of allowances	58,423	41,321
Prepaid expenses and other current assets	15,807	3,500
Current portion of notes receivable, net of allowances	272	2,190
Settlement assets and customer account balances	479,471	753
Total current assets	603,132	135,884
Notes receivable, less current portion	105	5,527
Property, equipment and software, net	25,233	22,875
Goodwill	365,740	106,832
Intangible assets, net	340,211	98,057
Deferred income taxes, net	8,265	46,697
Other noncurrent assets	9,256	1,957
Total assets	$ 1,351,942	$ 417,829
Liabilities, Redeemable Senior Preferred Stock and Stockholders' Deficit
Current liabilities:
Accounts payable and accrued expenses	$ 42,523	$ 29,821
Accrued residual commissions	29,532	23,824
Customer deposits and advance payments	5,021	2,883
Current portion of long-term debt	6,200	19,442
Settlement and customer account obligations	500,291	72,878
Total current liabilities	583,567	148,848
Long-term debt, net of current portion, discounts and debt issuance costs	604,105	357,873
Other noncurrent liabilities	18,349	9,672
Total noncurrent liabilities	622,454	367,545
Total liabilities	1,206,021	516,393
Redeemable senior preferred stock	210,158	—
Stockholders' deficit:
Preferred stock	—	—
Common stock	77	68
Treasury stock, at cost	(4,091)	(2,388)
Additional paid-in capital	39,835	5,769
Accumulated deficit	(100,058)	(102,013)
Total stockholders' deficit	(64,237)	(98,564)
Total liabilities, redeemable senior preferred stock and stockholders' deficit	$ 1,351,942	$ 417,829

Priority Technology Holdings, Inc.
Consolidated Statements of Cash Flows

(in thousands)	Years Ended December 31,
	2021	2020
Cash flows from operating activities:
Net income (loss)	$ 1,389	$ 71,059
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Gain and transaction costs recognized on sale of business and investment	(7,643)	(112,622)
Depreciation and amortization of assets	49,697	40,775
Stock-based compensation	3,213	2,430
Amortization of debt issuance costs and discounts	2,305	2,396
Write-off of deferred loan costs and discount	2,580	1,523
Deferred income tax (benefit) provision	(2,559)	2,960
Change in fair value of contingent consideration	—	(360)
Payment-in-kind interest	(23,715)	8,573
Impairment charges for intangible asset	—	1,753
Other non-cash items, net	462	444
Change in operating assets and liabilities (net of acquisitions and sale of business and investment):
Accounts receivable	(16,694)	(5,160)
Prepaid expenses and other current assets	(1,597)	303
Income taxes (receivable) payable	(5,107)	(238)
Notes receivable	333	(2,230)
Accounts payable and other accrued liabilities	7,018	1,343
Customer deposits and advance payments	2,138	(2,045)
Other assets and liabilities, net	(2,443)	1,298
Net cash provided by operating activities	9,377	12,202
Cash flows from investing activities:
Acquisitions of businesses, net of cash acquired	(407,129)	—
Proceeds from sale of business and investment	15,278	179,416
Additions to property, equipment and software	(9,719)	(7,461)
Notes receivable loan funding	—	—
Acquisitions of intangible assets	(49,463)	(5,559)
Net cash (used in) provided by investing activities	(451,033)	166,396
Cash flows from financing activities:
Proceeds from issuance of long-term debt, net of issue discount	607,318	—
Debt issuance and modification costs paid	(9,073)	(2,749)
Repayments of long-term debt	(361,425)	(110,507)
Borrowings under revolving credit facility	30,000	7,000
Repayments of borrowings under revolving credit facility	(15,000)	(18,505)
Proceeds from the issuance of redeemable senior preferred stock, net of discount	219,062	—
Redeemable senior preferred stock issuance fees and costs	(8,098)	—
Redemption of redeemable NCI in subsidiary	—	(5,654)
Repurchases of common stock and shares withheld for taxes	(1,703)	—
Dividends paid to redeemable senior preferred stockholders	(7,460)	—
Profit distributions to redeemable non-controlling interests of subsidiaries	(815)	(45,398)
Proceeds from exercise of stock options	1,196	—
Settlement and customer accounts obligations, net	417,627	34,870
Net cash provided by (used in) financing activities	871,629	(140,943)
Net change in cash and cash equivalents, and restricted cash:
Net increase in cash and cash equivalents, and restricted cash	429,973	37,655
Cash and cash equivalents, and restricted cash at beginning of period	88,120	50,465
Cash and cash equivalents, and restricted cash equivalents at end of period	$ 518,093	$ 88,120

	Years Ended December 31,
	2021	2020
Reconciliation of cash and cash equivalents, and restricted cash:
Cash and cash equivalents	$ 20,300	$ 9,241
Restricted cash	28,859	78,879
Cash and cash equivalents included in customer account balances	468,934	—
Total cash and cash equivalents, and restricted cash	$ 518,093	$ 88,120

Priority Technology Holdings, Inc.
Reportable Segments' Results

(in thousands)	Three Months Ended December 31,		Years Ended December 31,
	2021	2020	2021	2020
SMB Payments:
Revenue	$ 121,482	$ 101,483	$ 475,630	$ 370,521
Operating expenses	110,978	88,855	422,746	332,624
Operating Income	$ 10,504	$ 12,628	$ 52,884	$ 37,897
Operating margin	8.6%	12.4%	11.1%	10.2%
Depreciation and amortization	$ 11,014	$ 9,532	$ 41,144	$ 35,627
Key indicators:
Merchant bankcard processing dollar value	$ 13,847,825	$ 11,070,839	$ 53,411,622	$ 42,020,429
Merchant bankcard transaction volume	147,138	120,340	578,102	456,066
B2B Payments:
Revenue	$ 5,416	$ 3,905	17,138	20,922
Operating expenses	4,865	4,390	17,003	19,999
Operating income (loss)	$ 551	$ (485)	$ 135	$ 923
Operating margin	10.2%	(12.4) %	0.8%	4.4%
Depreciation and amortization	$ 74	$ 76	$ 294	$ 306
Key indicators:
Merchant bankcard processing dollar value	$ 97,447	$ 53,984	$ 323,502	$ 249,779
Merchant bankcard transaction volume	77	30	220	102
Enterprise Payments:
Revenue	$ 17,150	$ 703	$ 22,133	$ 12,899
Operating expenses	11,952	$ 523	15,370	11,000
Operating Income	$ 5,198	$ 180	$ 6,763	$ 1,899
Operating margin	30.3%	25.6%	30.6%	14.7%
Depreciation and amortization	$ 6,219	$ (1)	$ 7,158	$ 3,674
Key indicators:
Merchant bankcard processing dollar value	$ 13,573	$ 11,857	$ 52,376	$ 46,542
Merchant bankcard transaction volume	144	113	549	487

Operating income of reportable segments	$ 16,253	$ 12,323	$ 59,782	$ 40,719
Less: Corporate expense	(3,342)	(6,094)	(26,689)	(19,858)
Consolidated operating income	$ 12,911	$ 6,229	$ 33,093	$ 20,861
Corporate depreciation and amortization	$ 268	$ 282	$ 1,101	$ 1,168
Key indicators:
Merchant bankcard processing dollar value	$ 13,958,845	$ 11,136,680	$ 53,787,500	$ 42,316,750
Merchant bankcard transaction volume	147,359	120,483	578,871	456,655